Exhibit 10.3
                                ESCROW AGREEMENT

      This Escrow Agreement (the "Agreement"), entered into as of this 22 day of June, 2006, is by and among WONDER AUTO LIMITED, a British Virgin Islands corporation (the "Company"), Empower Century Limited, a British Virgin Islands corporation ("Empower"), each of the purchasers of ordinary shares of the Company (the "Shares") identified below (collectively, the "Purchasers") and THELEN REID & PRIEST LLP (hereinafter referred to as "Escrow Agent"). All capitalized terms used but not defined herein shall have the meanings assigned them in the Subscription Agreement (as hereinafter defined).

                                   BACKGROUND

      The Company, Empower and the Purchasers have entered into a Stock Purchase and Subscription Agreement (the "Subscription Agreement") pursuant to which each Purchaser has agreed to purchase from the Company and Empower, and the Company and Empower have agreed to sell to each Purchaser, the number of Shares identified therein. Pursuant to Section 2.2 of the Subscription Agreement, the Company, Empower and the Purchasers have agreed to establish an escrow on the terms and conditions set forth in this Agreement. The Escrow Agent has agreed to act as escrow agent pursuant to the terms and conditions of this Agreement.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the promises of the parties and the terms and conditions hereof, the parties hereby agree as follows:

      1. Appointment of Escrow Agent. Each Purchaser, the Company and Empower hereby appoint Thelen Reid & Priest LLP as Escrow Agent to act in accordance with the Subscription Agreement and the terms and conditions set forth in this Agreement, and Escrow Agent hereby accepts such appointment and agrees to act in accordance with such terms and conditions.

      2. Establishment of Escrow. All amounts provided by the Purchasers in connection with their acquisition of the Shares as set forth in the Subscription Agreement shall be deposited with the Escrow Agent in immediately available funds by federal wire transfer or cashiers check, such funds being referred to herein as the "Escrow Funds". In addition, certificates representing the Shares (the "Escrowed Certificates") shall be deposited with the Escrow Agent.

      3. Segregation of Escrow Funds. The Escrow Funds shall be segregated from the assets of Escrow Agent and held in trust for the benefit of the Company, Empower and the Purchasers in accordance herewith.

      4. Receipt and Investment of Funds.

            (a) Escrow Agent agrees to place the Escrow Funds in a non-interest bearing and federally insured depository account. Subject to Section 7(c) hereof, Escrow Agent shall have no liability for any loss resulting from the deposit of the Escrow Funds.

            (b) The Escrow Agent shall cause to be prepared all income and other tax returns and reports the Escrow Agent, in its sole discretion, deems necessary or advisable in order to comply with all tax and other laws, rules and regulations applicable to the Escrow Funds.

      5. Disbursement of the Escrow Funds.

            (a) This Agreement shall terminate upon the earlier of (i) the close of business on July 15, 2006, unless the offering expiration date is otherwise extended pursuant to Section 1.4 of the Subscription Agreement (the "Expiration Date"), or (ii) the filing, on or before the close of business on the Expiration Date, of the Registration Statement (the "Registration Statement") relating to the Public Company Shares (as defined in the Subscription Agreement) required to be filed by the Company under the terms of the Subscription Agreement with the United States Securities and Exchange Commission (each date of each such event described in (i) and (ii) above being referred to herein as the "Termination Date"). The Termination Date may be extended by joint written instructions to the Escrow Agent by the Company, Empower and each Purchaser.

            (b) On the Termination Date, Escrow Agent shall either release the Escrow Funds in the Escrow Account to the Purchasers and the Escrowed Certificates to the Company and Empower if the Registration Statement has not been timely filed or if the Registration Statement has been timely filed, release the Escrow Funds in the Escrow Account, minus bank charges and any amounts to be paid to any related third parties as per the instructions of the Company and Empower, to the Company and Empower's designated bank account and deliver the Escrowed Certificates as per the instructions of the Purchasers.

      6. Interpleader. Should any controversy arise among the parties hereto with respect to this Agreement or with respect to the right to receive the Escrow Funds or the Escrowed Certificates, Escrow Agent shall have the right to consult counsel and/or to institute an appropriate interpleader action to determine the rights of the parties. Escrow Agent is also hereby authorized to institute an appropriate interpleader action upon receipt of a written letter of direction executed by the parties so directing Escrow Agent. If Escrow Agent is directed to institute an appropriate interpleader action, it shall institute such action not prior to thirty (30) days after receipt of such letter of direction and not later than sixty (60) days after such date. Any interpleader action instituted in accordance with this Section 6 shall be filed in any court of competent jurisdiction in New York, New York, and the portion of the Escrow Funds in dispute shall be deposited with the court and in such event Escrow Agent shall be relieved of and discharged from any and all obligations and liabilities under and pursuant to this Agreement with respect to that portion of the Escrow Funds.

      7. Exculpation and Indemnification of Escrow Agent.

            (a) Escrow Agent is not a party to, and is not bound by or charged with notice of any agreement out of which this escrow may arise. Escrow Agent acts under this Agreement as a depositary only and is not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of the subject matter of the escrow, or any part thereof, or for the form or execution of any notice given by any other party hereunder, or for the identity or authority of any person executing any such notice or depositing the Escrow Funds. Escrow Agent will have no duties or responsibilities other than those expressly set forth herein. Escrow Agent will be under no liability to anyone by reason of any failure on the part of any party hereto (other than Escrow Agent) or any maker, endorser or other signatory of any document to perform such person's or entity's obligations hereunder or under any such document. Except for this Agreement and instructions to Escrow Agent pursuant to the terms of this Agreement, Escrow Agent will not be obligated to recognize any agreement between or among any or all of the persons or entities referred to herein, notwithstanding its knowledge thereof.

            (b) Escrow Agent will not be liable for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and in the exercise of its own best judgment, and may rely conclusively on, and will be protected in acting upon, any order, notice, demand, certificate, or opinion or advice of counsel (including counsel chosen by Escrow Agent), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is reasonably believed by Escrow Agent to be genuine and to be signed or presented by the proper person or persons. The duties and responsibilities of the Escrow Agent hereunder shall be determined solely by the express provisions of this Agreement and no other or further duties or responsibilities shall be implied, including, but not limited to, any obligation under or imposed by any laws of the State of New York upon fiduciaries.

            (c) Escrow Agent will be indemnified and held harmless by the Company and Empower from and against any expenses, including reasonable attorneys' fees and disbursements, damages or losses suffered by Escrow Agent in connection with any claim or demand, which, in any way, directly or indirectly, arises out of or relates to this Agreement or the services of Escrow Agent hereunder; except, that if Escrow Agent is guilty of willful misconduct, fraud or gross negligence under this Agreement, then Escrow Agent will bear all losses, damages and expenses arising as a result of such willful misconduct, fraud or gross negligence. For this purpose, the term "attorneys' fees" includes fees payable to any counsel retained by the Escrow Agent in connection with its services under this agreement and, with respect to any matter arising under this agreement as to which the Escrow Agent performs legal services, its standard hourly rates and charges then in effect. Promptly after the receipt by Escrow Agent of notice of any such demand or claim or the commencement of any action, suit or proceeding relating to such demand or claim, Escrow Agent will notify the other parties hereto in writing. For the purposes hereof, the terms "expense" and "loss" will include all amounts paid or payable to satisfy any such claim or demand, or in settlement of any such claim, demand, action, suit or proceeding settled with the express written consent of the parties hereto, and all costs and expenses, including, but not limited to, reasonable attorneys' fees and disbursements, paid or incurred in investigating or defending against any such claim, demand, action, suit or proceeding. The provisions of this
Section 7 shall survive the termination of this Agreement.

            (d) The Purchasers acknowledge that they know that the Escrow Agent has represented the Company in connection with this agreement and that it may continue to represent the Company in that connection and in connection with the transactions contemplated by this agreement and the Subscription Agreement and the transactions relating to the Company's alternative public offering, including, but not limited to, in connection with any disputes that may arise under any such agreements or transactions. The Escrow Agent shall not be precluded from or restricted in any way from representing the Company or any of its affiliates or otherwise acting as attorneys for the Company or any of its affiliates in any matter, except for any legal proceeding or other matter related to this Agreement. The Escrow Agent shall be permitted to represent the Company in any and all legal matters pertaining to, the Subscription Agreement and the Company's alternative public offering, whether or not there is a dispute between the Purchasers and the Company with respect to any such matter. The Purchasers irrevocably consent to any such representation and waive any conflict or appearance of conflict with respect to any such representation.

      8. Resignation of Escrow Agent. At any time, upon ten (10) days' written notice to the Company and Empower, Escrow Agent may resign and be discharged from its duties as Escrow Agent hereunder. As soon as practicable after its resignation, Escrow Agent will promptly turn over to a successor escrow agent appointed by the Company and Empower all monies and property held hereunder upon presentation of a document appointing the new escrow agent and evidencing its acceptance thereof. If, by the end of the 10-day period following the giving of notice of resignation by Escrow Agent, the Company and Empower shall have failed to appoint a successor escrow agent, Escrow Agent may interplead the Escrow Funds into the registry of any court having jurisdiction.

      9. Method of Distribution by Escrow Agent. All disbursements by Escrow Agent to a party to this Agreement will be made by wire transfer of immediately available funds to an account designated in writing by the party to receive any such payment.

      10. Records. Escrow Agent shall maintain accurate records of all transactions hereunder. Promptly after the termination of this Agreement or as may reasonably be requested by the parties hereto from time to time before such termination, Escrow Agent shall provide the parties hereto, as the case may be, with a complete copy of such records, certified by Escrow Agent to be a complete and accurate account of all such transactions. The authorized representatives of each of the parties hereto shall have access to such books and records at all reasonable times during normal business hours upon reasonable notice to Escrow Agent.

      11. Notice. All notices, communications and instructions required or desired to be given under this Agreement must be in writing and shall be deemed to be duly given if sent by registered or certified mail, return receipt requested, or overnight courier to the following addresses:

      If to Escrow Agent:     Thelen Reid & Priest LLP
                              701 Eighth Street, N.W.
                              Washington, DC 20001
                              Attention: Louis A. Bevilacqua, Esq.

      If to the Company:      Wonder Auto Limited
                              No. 56 Lingxi Street
                              Taihe District
                              Jinzhou City, Liaoning
                              People's Republic of China, 121013

      If to Empower:          Empower Century Limited
                              No. 56 Lingxi Street
                              Taihe District
                              Jinzhou City, Liaoning
                              People's Republic of China, 121013

      If to the Purchasers:   To their addresses as specified in the
                              Subscription Agreement

or to such other address and to the attention of such other person as any of the above may have furnished to the other parties in writing and delivered in accordance with the provisions set forth above.

      12. Execution in Counterparts; Facsimile Execution. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile execution and delivery of this Agreement is legal, valid and binding for all purposes.

      13. Assignment and Modification. This Agreement and the rights and obligations hereunder of any of the parties hereto may not be assigned without the prior written consent of the other parties hereto. Subject to the foregoing, this Agreement will be binding upon and inure to the benefit of each of the parties hereto and their respective successors and permitted assigns. No other person will acquire or have any rights under, or by virtue of, this Agreement. No portion of the Escrow Funds or Escrowed Certificates shall be subject to interference or control by any creditor of any party hereto, or be subject to being taken or reached by any legal or equitable process in satisfaction of any debt or other liability of any such party hereto prior to the disbursement thereof to such party hereto in accordance with the provisions of this Agreement. This Agreement may be changed or modified only in writing signed by all of the parties hereto.

      14. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, USA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED THEREIN. THE PARTIES EXPRESSLY WAIVE SUCH DUTIES AND LIABILITIES, IT BEING THEIR INTENT TO CREATE SOLELY AN AGENCY RELATIONSHIP AND HOLD THE ESCROW AGENT LIABLE ONLY IN THE EVENT OF ITS WILLFUL MISCONDUCT, FRAUD, OR GROSS NEGLIGENCE. ANY LITIGATION CONCERNING THE SUBJECT MATTER OF THIS AGREEMENT SHALL BE EXCLUSIVELY PROSECUTED IN THE COURTS OF NEW YORK COUNTY, NEW YORK, USA, AND ALL PARTIES CONSENT TO THE EXCLUSIVE JURISDICTION AND VENUE OF THOSE COURTS.

      15. Headings. The headings contained in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

      16. Attorneys' Fees. If any action at law or in equity, including an action for declaratory relief, is brought to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees from the other party (unless such other party is the Escrow Agent), which fees may be set by the court in the trial of such action or may be enforced in a separate action brought for that purpose, and which fees shall be in addition to any other relief that may be awarded.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

The Company:
                                    WONDER AUTO LIMITED

                                    By:   /s/Qingjie Zhao
                                          -------------------------------------
                                          Name: Qingjie Zhao
                                          Title: CEO and Chairman


Empower:
                                    EMPOWER CENTURY LIMITED

                                    By:   /s/Qingjie Zhao
                                          -------------------------------------
                                          Name: Qingjie Zhao
                                          Title: Chairman


Escrow Agent:
                                    THELEN REID & PRIEST

                                    By:   /s/Louis A. Bevilacqua, Esq.
                                          -------------------------------------
                                          Name: Louis A. Bevilacqua, Esq.
                                          Title: Partner


                       [Purchaser Signature Page Follows]


                      [Signature Page to Escrow Agreement]

      IN WITNESS WHEREOF, the undersigned Purchaser hereby executes this Agreement as of the date first above written.


                                       For Individuals:


                                       -----------------------------
                                       Print Name Above


                                       -----------------------------
                                       Sign Name Above

                                       For Entities:

                                       ATLAS ALLOCATION FUND, L.P.
                                       ---------------------------
                                       Print Name Above

                                       By: Atlas Capital Management, L.P.,
                                           its General Partner
                                       By: RHA, Inc., its General Partner

                                       By: /s/Robert H. Alpert
                                          ------------------------
                                       Name: Robert H. Alpert
                                       Title: President


                      [Signature Page to Escrow Agreement]

      IN WITNESS WHEREOF, the undersigned Purchaser hereby executes this Agreement as of the date first above written.


                                       For Individuals:


                                       Daniel O. Conwill IV
                                       -----------------------------
                                       Print Name Above

                                       /s/Daniel O. Conwill IV
                                       -----------------------------
                                       Sign Name Above


                                       For Entities:


                                       -----------------------------
                                       Print Name Above


                                       By:
                                          --------------------------
                                       Name:
                                       Title:


                      [Signature Page to Escrow Agreement]

      IN WITNESS WHEREOF, the undersigned Purchaser hereby executes this Agreement as of the date first above written.


                                       For Individuals:


                                       Gary C. Evans
                                       -----------------------------
                                       Print Name Above

                                       /s/Gary C. Evans
                                       -----------------------------
                                       Sign Name Above


                                       For Entities:


                                       -----------------------------
                                       Print Name Above

                                       By:
                                          --------------------------
                                       Name:
                                       Title:


                      [Signature Page to Escrow Agreement]

      IN WITNESS WHEREOF, the undersigned Purchaser hereby executes this Agreement as of the date first above written.


                                       For Individuals:


                                       William W. Gay
                                       -----------------------------
                                       Print Name Above

                                       /s/William W. Gay
                                       -----------------------------
                                       Sign Name Above


                                       For Entities:


                                       -----------------------------
                                       Print Name Above


                                       By:
                                          --------------------------
                                       Name:
                                       Title:


                      [Signature Page to Escrow Agreement]

      IN WITNESS WHEREOF, the undersigned Purchaser hereby executes this Agreement as of the date first above written.


                                       For Individuals:


                                       Harold E. Gear
                                       -----------------------------
                                       Print Name Above

                                       /s/Harold E. Gear
                                       -----------------------------
                                       Sign Name Above


                                       For Entities:


                                       -----------------------------
                                       Print Name Above


                                       By:
                                          --------------------------
                                       Name:
                                       Title:


                      [Signature Page to Escrow Agreement]

      IN WITNESS WHEREOF, the undersigned Purchaser hereby executes this Agreement as of the date first above written.


                                       For Individuals:

                                       Matthew Hayden
                                       -----------------------------
                                       Print Name Above

                                       /s/Matthew Hayden
                                       -----------------------------
                                       Sign Name Above


                                       For Entities:


                                       -----------------------------
                                       Print Name Above

                                       By:
                                          --------------------------
                                       Name:
                                       Title:


                      [Signature Page to Escrow Agreement]

      IN WITNESS WHEREOF, the undersigned Purchaser hereby executes this Agreement as of the date first above written.


                                       For Individuals:

                                       -----------------------------
                                       Print Name Above


                                       -----------------------------
                                       Sign Name Above

                                       For Entities:

                                       Jayhawk China Fund (Cayman) Ltd.
                                       --------------------------------
                                       Print Name Above

                                       By: /s/Michael D. Schmitz
                                          --------------------------
                                       Name: Michael D. Schmitz
                                       Title: CFO of Investment Manager


                      [Signature Page to Escrow Agreement]

      IN WITNESS WHEREOF, the undersigned Purchaser hereby executes this Agreement as of the date first above written.


                                       For Individuals:


                                       David Kenkel
                                       -----------------------------
                                       Print Name Above

                                       /s/David Kenkel
                                       -----------------------------
                                       Sign Name Above


                                       For Entities:


                                       -----------------------------
                                       Print Name Above

                                       By:
                                          --------------------------
                                       Name:
                                       Title:


                      [Signature Page to Escrow Agreement]

      IN WITNESS WHEREOF, the undersigned Purchaser hereby executes this Agreement as of the date first above written.



                                       For Individuals:

                                       Michael R. Kindred
                                       Mary A. Kubes-Kindred
                                       -----------------------------
                                       Print Name Above

                                       /s/Michael R. Kindred
                                       /s/Mary A. Kubes-Kindred
                                       -----------------------------
                                       Sign Name Above

                                       For Entities:


                                       -----------------------------
                                       Print Name Above

                                       By:
                                          --------------------------
                                       Name:
                                       Title:


                      [Signature Page to Escrow Agreement]

      IN WITNESS WHEREOF, the undersigned Purchaser hereby executes this Agreement as of the date first above written.


                                       For Individuals:

                                       Glen A. Little
                                       -----------------------------
                                       Print Name Above

                                       /s/Glen A. Little
                                       -----------------------------
                                       Sign Name Above

                                       For Entities:


                                       -----------------------------
                                       Print Name Above

                                       By:
                                          --------------------------
                                       Name:
                                       Title:


                      [Signature Page to Escrow Agreement]

      IN WITNESS WHEREOF, the undersigned Purchaser hereby executes this Agreement as of the date first above written.


                            For Individuals:


                            -----------------------------
                            Print Name Above


                            -----------------------------
                            Sign Name Above


                            For Entities:

                            Pinnacle China Fund, L.P.
                            -----------------------------
                            Print Name Above

                            By:      /s/Barry M. Kitt
                               --------------------------
                            Name: Barry M. Kitt
                            Sole Member, Kitt China Management, L.L.C.,
                            the Manager of Pinnacle China Management, L.L.C., the General Partner of Pinnacle China Advisors, L.P. the General Partner of Pinnacle China Fund, L.P.


                      [Signature Page to Escrow Agreement]

      IN WITNESS WHEREOF, the undersigned Purchaser hereby executes this Agreement as of the date first above written.


                                       For Individuals:

                                       Dean C. Pisani
                                       -----------------------------
                                       Print Name Above

                                       /s/Dean C. Pisani
                                       -----------------------------
                                       Sign Name Above


                                       For Entities:


                                       -----------------------------
                                       Print Name Above

                                       By:
                                          --------------------------
                                       Name:
                                       Title:


                      [Signature Page to Escrow Agreement]

      IN WITNESS WHEREOF, the undersigned Purchaser hereby executes this Agreement as of the date first above written.


                                       For Individuals:

                                       Carolyn Prahl
                                       -----------------------------
                                       Print Name Above

                                       /s/Carolyn Prahl
                                       -----------------------------
                                       Sign Name Above


                                       For Entities:


                                       -----------------------------
                                       Print Name Above


                                       By:
                                          --------------------------
                                       Name:
                                       Title:


                      [Signature Page to Escrow Agreement]

      IN WITNESS WHEREOF, the undersigned Purchaser hereby executes this Agreement as of the date first above written.


                                       For Individuals:


                                       ---------------------------------
                                       Print Name Above


                                       ---------------------------------
                                       Sign Name Above


                                       For Entities:

                                       Precept Capital Master Fund, G.P.
                                       ---------------------------------
                                       Print Name Above

                                       By: its agent & attorney in fact,
                                       Precept Capital Management, LP

                                       By: its General Partner, Precept
                                       Management, LLC

                                       By: /s/Blair Baker
                                          --------------------------
                                       Name: Blair Baker
                                       Title: President and CEO


                      [Signature Page to Escrow Agreement]

      IN WITNESS WHEREOF, the undersigned Purchaser hereby executes this Agreement as of the date first above written.



                                       For Individuals:


                                       --------------------------------
                                       Print Name Above


                                       --------------------------------
                                       Sign Name Above


                                       For Entities:

                                       Sandor Capital Master Fund, L.P.
                                       --------------------------------
                                       Print Name Above

                                       By: /s/John S. Lemak
                                          -----------------------------
                                       Name: John S. Lemak
                                       Title: General Partner


                      [Signature Page to Escrow Agreement]

      IN WITNESS WHEREOF, the undersigned Purchaser hereby executes this Agreement as of the date first above written.


                                       For Individuals:


                                       ----------------------------------
                                       Print Name Above


                                       ----------------------------------
                                       Sign Name Above


                                       For Entities:

                                       Sterling Research & Management LLC
                                       ----------------------------------
                                       Print Name Above

                                       By: /s/Louis Teplis
                                          -------------------------------
                                       Name: Louis Teplis


                      [Signature Page to Escrow Agreement]

      IN WITNESS WHEREOF, the undersigned Purchaser hereby executes this Agreement as of the date first above written.



                                       For Individuals:

                                       Michael K. Studer
                                       -----------------------------
                                       Print Name Above

                                       /s/Michael K. Studer
                                       -----------------------------
                                       Sign Name Above


                                       For Entities:

                                       -----------------------------
                                       Print Name Above

                                       By:
                                          --------------------------
                                       Name:
                                       Title:


                      [Signature Page to Escrow Agreement]

      IN WITNESS WHEREOF, the undersigned Purchaser hereby executes this Agreement as of the date first above written.


                                       For Individuals:

                                       John H. Trescot Jr.
                                       -----------------------------
                                       Print Name Above

                                       /s/John H. Trescot Jr.
                                       -----------------------------
                                       Sign Name Above


                                       For Entities:


                                       -----------------------------
                                       Print Name Above

                                       By:
                                          --------------------------
                                       Name:
                                       Title:


                      [Signature Page to Escrow Agreement]

      IN WITNESS WHEREOF, the undersigned Purchaser hereby executes this Agreement as of the date first above written.


                                       For Individuals:


                                       -----------------------------
                                       Print Name Above


                                       -----------------------------
                                       Sign Name Above


                                       For Entities:

                                       Westpark Capital, L.P.
                                       -----------------------------
                                       Print Name Above

                                       By: /s/Patrick Brosnahan
                                          --------------------------
                                       Name: Patrick Brosnahan
                                       Title: General Partner


                      [Signature Page to Escrow Agreement]

      IN WITNESS WHEREOF, the undersigned Purchaser hereby executes this Agreement as of the date first above written.


                                       For Individuals:


                                       -----------------------------
                                       Print Name Above


                                       -----------------------------
                                       Sign Name Above


                                       For Entities:

                                       Whitebox Intermarket Partners, LP
                                       -------------------------------------
                                       Print Name Above

                                       By: Whitebox Intermarket Advisors, LLC

                                       By: /s/Jonathan Wood
                                          --------------------------
                                       Name: Jonathan Wood
                                       Title: Director, CFO


                      [Signature Page to Escrow Agreement]

         IN WITNESS WHEREOF, the undersigned Purchaser hereby executes this Agreement as of the date first above written.


                                       FOR INDIVIDUALS:


                                       -----------------------------
                                       Print Name Above

                                       -----------------------------
                                       Sign Name Above


                                       FOR ENTITIES:


                                       US Special Opportunities Trust PLC
                                       -----------------------------------
                                       Print Name Above

                                       By: US Special Opportunities Trust PLC

                                       By: /s/Russell Cleveland
                                           -------------------------
                                       Name:  Russell Cleveland
                                       Title: President

         IN WITNESS WHEREOF, the undersigned Purchaser hereby executes this Agreement as of the date first above written.


                                       FOR INDIVIDUALS:



                                       -----------------------------
                                       Print Name Above


                                       -----------------------------
                                       Sign Name Above


                                       FOR ENTITIES:


                                       US Special Opportunities Trust PLC
                                       -------------------------------------
                                       Print Name Above

                                       By: US Special Opportunities Trust PLC

                                       By: /s/Russell Cleveland
                                           -------------------------
                                       Name: Russell Cleveland
                                       Title: President


                      [Signature Page to Escrow Agreement]

         IN WITNESS WHEREOF, the undersigned Purchaser hereby executes this Agreement as of the date first above written.


                                  FOR INDIVIDUALS:


                                  -----------------------------
                                  Print Name Above


                                  -----------------------------
                                  Sign Name Above


                                  FOR ENTITIES:


                                  Renaissance US Growth Investment Trust PLC
                                  ------------------------------------------
                                  Print Name Above

                                  By: Renaissance US Growth Investment Trust PLC

                                  By: /s/Russell Cleveland
                                      -------------------------
                                  Name: Russell Cleveland
                                  Title: President


                      [Signature Page to Escrow Agreement]

         IN WITNESS WHEREOF, the undersigned Purchaser hereby executes this Agreement as of the date first above written.


                                  FOR INDIVIDUALS:


                                  -----------------------------
                                  Print Name Above


                                  -----------------------------
                                  Sign Name Above


                                  FOR ENTITIES:


                                  Premier RENN US Emerging Growth Fund Ltd.
                                  --------------------------------------------
                                  Print Name Above

                                  By: Premier RENN US Emerging Growth Fund Ltd.

                                  By: /s/Russell Cleveland
                                      -------------------------
                                  Name: Russell Cleveland
                                  Title: President


                      [Signature Page to Escrow Agreement]

         IN WITNESS WHEREOF, the undersigned Purchaser hereby executes this Agreement as of the date first above written.


                                       FOR INDIVIDUALS:


                                       Gerald W. Bolfing
                                       -----------------------------------------
                                       Print Name Above

                                       /s/ Gerald W. Bolfing
                                       -----------------------------------------
                                       Sign Name Above


                                       FOR ENTITIES:


                                       Print Name Above

                                       By:

                                       By:
                                          --------------------------------------
                                       Name:
                                       Title: